Exhibit 99.1

Flagstone Re Announces Intent to Purchase Minority Stake in Alliance International Reinsurance


HAMILTON, Bermuda--(BUSINESS WIRE)--April 28, 2008--Flagstone Reinsurance Holdings Limited (NYSE:FSR) announced today that it has agreed to purchase, via a subsidiary, up to 29.9% of Alliance International Reinsurance Public Company Limited ("Alliance Re") from current shareholders. The transaction, subject to regulatory approvals, satisfactory due diligence and closing conditions, is expected to close in the second quarter of 2008. Alliance Re, domiciled in the Republic of Cyprus and publicly traded on the Cyprus Stock Exchange (ALL), is a specialist property and casualty reinsurer writing multiple lines of business in Europe, Asia, and the Middle East & North Africa regions.

As part of the relationship, Flagstone may provide technical support in the form of modeling and actuarial resources and a quota share arrangement in order to further assist in the growth and development of the company. In addition, Flagstone is expected to provide two Directors to Alliance Re.

About Flagstone Reinsurance Holdings Limited

Flagstone Reinsurance Holdings Limited, through its operating subsidiaries, is a global reinsurance company that employs a focused, technical approach to the Property, Property Catastrophe, and Specialty reinsurance business. Flagstone Re and Flagstone Reassurance Suisse have received "A-" financial strength ratings from both A.M. Best and Fitch Ratings, and "A3" ratings from Moody's Investors Service.



Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to Flagstone's: growth in book value per share or return on equity; business strategy; financial and operating targets or plans; incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; expansion and growth of our business and operations; and future capital expenditures.

These statements are based on certain assumptions and analyses made by Flagstone in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: the risks described in our Annual Report, 10-K, or Form 10-Q; claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; the continued availability of capital and financing; general economic, market or business conditions; business opportunities (or lack thereof) that may be presented to it and pursued; competitive forces, including the conduct of other property and casualty insurers and reinsurers; changes in domestic or foreign laws or regulations, or their interpretation,


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applicable to Flagstone, its competitors or its clients; an economic downturn or other economic conditions adversely affecting its financial position; recorded loss reserves subsequently proving to have been inadequate; other factors, most of which are beyond Flagstone's control.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Flagstone will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Flagstone or its business or operations. Flagstone assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:
Flagstone Reinsurance Holdings Limited, Hamilton
Brenton Slade, 441-278-4303

SOURCE: Flagstone Reinsurance Holdings Limited